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                                                                  Exhibit (a)(3)

                              ASSET MANAGEMENT FUND

     Written Instrument Amending the First Amended and Restated Declaration of Trust

     WHEREAS, the Trustees of Asset Management Fund (the "Trust") previously established and designated Community Development Fund by written instrument effective as of January 31, 2006;

     WHEREAS, the Trust has not issued any Interests of the series designated Community Development Fund and no shares are outstanding as of the date hereof;

     WHEREAS, Section 6.2(b) of Article VI of the Trust's First Amended and Restated Declaration of Trust dated September 22, 2006 (the "Declaration of Trust") authorizes the Trustee to abolish any series if no interests are outstanding;

     The undersigned, the Trustees of Asset Management Fund (the "Trust"), a Delaware statutory trust, pursuant to Section 9.3 of Article IX of the Declaration of Trust, do hereby amend the Declaration of Trust effective as of January 27, 2007 as follows:

     1. Community Development Fund, a previously established and designated series of the Trust is hereby abolished;

     2. The reference to Community Development Fund set forth in Section 6.2 of
Article VI is hereby deleted.

                                      * * *

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the undersigned have as of this 27th day of January,
2007 signed these presents.


/s/ Richard M. Amis                     /s/ David F. Holland
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Richard M. Amis                         David F. Holland


/s/ Gerald J. Levy                      /s/ William A. McKenna, Jr.
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Gerald J. Levy                          William A. McKenna, Jr.


/s/ Christopher M. Owen                 /s/ Maria F. Ramirez
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Christopher M. Owen                     Maria F. Ramirez


/s/ Roger D. Shay                       /s/ Roger D. Shay, Jr.
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Rodger D. Shay                          Rodger D. Shay, Jr.